                             LETTER OF TRANSMITTAL
                             ZIONS FINANCIAL CORP.
                               OFFER TO EXCHANGE
           ITS FIXED/FLOATING RATE GUARANTEED NOTES DUE MAY 15, 2011
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
             FIXED/FLOATING RATE GUARANTEED NOTES DUE MAY 15, 2011
                PURSUANT TO THE PROSPECTUS DATED AUGUST 7, 2001

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 6, 2001, UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                    CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION

                        BY MAIL/OVERNIGHT DELIVERY/HAND:
          Chase Manhattan Bank and Trust Company, National Association
                          c/o The Chase Manhattan Bank
                            Corporate Trust Services
                           Attention: Mr. Frank Ivins
                          2001 Bryan Street, 9th Floor
                              Dallas, Texas 75202

                  TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (214) 468-6464

                            FACSIMILE TRANSMISSIONS:
                                 (214) 468-6494
                           Attention: Mr. Frank Ivins

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined herein).

    This Letter of Transmittal is to be completed by holders of Old Securities (as defined herein) if either (i) Old Securities are to be forwarded herewith or
(ii) tenders of Old Securities are to be made by book-entry transfer to an account maintained by Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

    Holders of Old Securities whose certificates (the "Certificates") for such Old Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the

Exchange Agent or complete the procedures for book-entry transfer prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
                 READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


                                 DESCRIPTION OF OLD SECURITIES TENDERED
   NAME AND ADDRESS OF                                                                     NUMBER OF BENEFICIAL
    REGISTERED HOLDER                          AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT OF    HOLDERS FOR WHICH
   (PLEASE FILL IN IF         CERTIFICATE         AMOUNT OF OLD        OLD SECURITIES         OLD SECURITIES
         BLANK)                NUMBERS*            SECURITIES            TENDERED**              ARE HELD
                                                    $                     $
TOTAL AMOUNT TENDERED:                              $                     $

 * Need not be completed by book-entry holders.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Securities held by it. Old securities tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple of $1,000.

          BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                    (defined in Instruction 1) ONLY

/ /        CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY
           BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
           EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
           Name of Tendering Institution:
           DTC Account Number:
           Transaction Code Number:

/ /        CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF
           GUARANTEED DELIVERY IF TENDERED OLD SECURITIES ARE BEING
           DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
           PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
           FOLLOWING:
           Name of Registered Holder:
           Window Ticket Number (if any):
           Date of Execution of Notice of Guaranteed Delivery:
           Name of Institution which Guaranteed Delivery:
           If Guaranteed Delivery is to be made by Book-Entry Transfer:
           Name of Tendering Institution:
           DTC Account Number:
           Transaction Code Number:

/ /        CHECK HERE IF OLD SECURITIES ARE BEING DELIVERED BY
           BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD
           SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT
           NUMBER SET FORTH ABOVE.

/ /        CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD
           SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING
           OR OTHER TRADING ACTIVITIES (A "PARTICIPATING
           BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF
           THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR
           SUPPLEMENTS THERETO.
           Name:
           Address:
           Area Code and Telephone Number:

Ladies and Gentlemen:

    The undersigned hereby tenders to Zions Financial Corp., a Delaware corporation (the "Issuer"), and Zions Bancorporation, a Utah corporation, as guarantor of the Issuer's obligations with respect to the Securities (as defined below) (the "Guarantor"), the above-described principal amount of the Issuer's Fixed/Floating Rate Guaranteed Notes due May 15, 2011 (the "Old Securities") in exchange for a like aggregate principal amount of the Issuer's Fixed/Floating Rate Guaranteed Notes due May 15, 2011 (the "New Securities" and together with the Old Securities, the "Securities") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated August 7, 2001 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

    Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Guarantor and the Issuer in connection with the Exchange Offer) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Securities together with all accompanying evidences of transfer and authenticity to or upon the order of the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Securities to be issued in exchange for such Old Securities, (ii) present Certificates for such Old Securities for transfer, and transfer the Old Securities on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms and conditions of the Exchange Offer.

    THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE GUARANTOR, THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (AS DEFINED IN THE PROSPECTUS). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

    The name and address of the registered holder of the Old Securities tendered hereby have been printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Securities. The Certificate numbers and the principal amount of the Old Securities that the undersigned wishes to tender have also been indicated in the appropriate columns above.

    If any tendered Old Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

    The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Guarantor's and the Issuer's acceptance for exchange of such tendered Old Securities, constitute a binding agreement among the undersigned, the Guarantor and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Guarantor and the Issuer may not be required to accept for exchange any of the Old Securities tendered hereby.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Securities, that such New Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Securities to the undersigned at the address shown below the undersigned's signature.

    BY TENDERING OLD SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE GUARANTOR OR THE ISSUER WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY NEW SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW SECURITIES. BY TENDERING OLD SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATE FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

    THE GUARANTOR AND THE ISSUER HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF NEW SECURITIES RECEIVED IN EXCHANGE FOR OLD SECURITIES, WHERE SUCH OLD SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH OLD SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE GUARANTOR OR THE ISSUER OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH

MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW SECURITIES PURSUANT TO THE PROSPECTUS UNTIL THE GUARANTOR AND THE ISSUER HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE GUARANTOR OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF THE NEW SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE GUARANTOR OR THE ISSUER GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW SECURITIES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW SECURITIES OR TO AND INCLUDING THE DATE ON WHICH THE GUARANTOR OR THE ISSUER HAS GIVEN NOTICE THAT THE SALE OF NEW SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

    Holders whose Old Securities are accepted for exchange will not receive interest payments on such Old Securities for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Old Securities prior to the original issue date of the New Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Securities, and the undersigned waives the right to receive any interest on such Old Securities accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after May 24, 2001.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDERS SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
       (NOTE: SIGNATURE MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder exactly as name appears on Certificates for the Old Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Guarantor, the Issuer or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signatory's full title. See Instruction 5.

 ______________________________________________________________________________
                             (SIGNATURE OF HOLDER)

 Date: ______________________, 2001

 Name: ________________________________________________________________________
                                 (PLEASE PRINT)
 Capacity (full title): _______________________________________________________
 Address: _____________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
                               (INCLUDE ZIP CODE)
 Area Code and Telephone Number: ______________________________________________
 Tax Identification or Social Security Number: ________________________________

                             GUARANTEE OF SIGNATURE
                           (SEE INSTRUCTIONS 2 AND 5)

 ______________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

 Date: ______________________, 2001

 Name of Firm: ________________________________________________________________
 Capacity (full title): _______________________________________________________
 Address: _____________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number: ______________________________________________

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if the New Securities and/or any Old Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Old Securities whose name appears above.

  Issue:

  / /  New Securities
  / /  Old Securities not tendered
  to:

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   AREA CODE AND TELEPHONE NUMBER: __________________________________________
   TAX IDENTIFICATION OR
   SOCIAL SECURITY NUMBER: __________________________________________________
   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

      To be completed ONLY if the New Securities and/or any Old Securities that are not tendered are to be sent to someone other than the registered holder of the Old Securities whose name appears above, or to such registered holder at an address other than that shown above.

  Mail:

  / /  New Securities

  / /  Old Securities not tendered

  to:

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

           ___________________________________________________________________

           ___________________________________________________________________
                               (INCLUDE ZIP CODE)

   AREA CODE AND TELEPHONE NUMBER: __________________________________________
   TAX IDENTIFICATION OR
   SOCIAL SECURITY NUMBER: __________________________________________________
   --------------------------------------------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if either (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of Old Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by this Letter of Transmittal (including the representations contained herein) and that the Issuer and the Guarantor may enforce the Letter of Transmittal against such holder. Old Securities may be tendered in a principal amount of $1,000 and integral multiples of $1,000.

    Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities, this Letter of Transmittal and all other required documents to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date or
(iii) who cannot complete the procedures for delivery by book-entry transfer prior to 5:00 P.M., New York City time, on the Expiration Date, may tender their Old Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Procedures for Tendering" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Guarantor and the Issuer, must be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Old Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the Expiration Date, all as provided in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such notice. As used herein and in the Prospectus, "Eligible Institution" means a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    Neither the Guarantor nor the Issuer will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

    2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

         (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Securities) of Old Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

        (ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution.

    In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Securities Tendered" is inadequate, the Certificate numbers and/or the principal amount of Old Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Securities will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than all the Old Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Securities which are to be tendered under the column entitled "Principal Amount of Old Securities Tendered." In such case, a new Certificate for the remainder of the Old Securities that were evidenced by the old Certificate will be sent to the holder of the Old Securities promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Old Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided herein, tenders of Old Securities may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at its address set forth above or in the Prospectus prior to such time. Any such notice of withdrawal must specify the name of the person who tendered the Old Securities to be withdrawn, the aggregate principal amount of Old Securities to be withdrawn, and (if Certificates for Old Securities have been tendered) the certificate number and the name of the registered holder of the Old Securities as set forth on the Certificates for the Old Securities, if different from that of the person who tendered such Old Securities. Any such notice must also contain a statement that the tendering holder is withdrawing its election to have the Old Securities exchanged and be signed in the same manner as the original signature on the Letter of Transmittal by which the Old Securities were tendered, including any required signature guarantees. If Certificates for the Old Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Securities, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Securities tendered for the account of an Eligible Institution. If Old Securities have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer-- Procedures for Tendering" in the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission prior to 5:00 P.M., New York City time, on the Expiration Date. Withdrawals of tenders of Old Securities may not be rescinded and Old Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any

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subsequent time prior to 5:00 P.M., New York City time, on the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Guarantor and the Issuer, in their sole discretion, whose determination shall be final and binding on all parties. The Guarantor and the Issuer, any affiliates or assigns of the Guarantor and the Issuer, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Securities which have been tendered but which are timely withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Old Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

    If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Old Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Guarantor and the Issuer, in their sole discretion, of such persons' authority to so act.

    When this Letter of Transmittal is signed by the registered holder of the Old Securities listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless New Securities are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder of the Old Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Guarantor, the Issuer or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

    6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Securities are to be issued in the name of a person other than the registered holder, or if New Securities are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes in this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes in this Letter of Transmittal are completed. See Instruction 4.

    7. IRREGULARITIES. The Guarantor and the Issuer will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding on all parties. The Guarantor and the Issuer reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of or exchange for which may, in the view of counsel to the Guarantor and the Issuer, be unlawful. The Guarantor and the Issuer also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in

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the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or
any conditions or irregularities in any tender of Old Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Guarantor's and the Issuer's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Guarantor, the Issuer, any affiliates or assigns of the Guarantor and the Issuer, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

    9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Old Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

    10. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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